UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2012 (June 11, 2012)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders of Avis Budget Group, Inc., held on June 11, 2012 in Wilmington, Delaware (the “2012 Annual Meeting”), the stockholders of Avis Budget Group, Inc. (the “Company”) approved an amendment and restatement of the Avis Budget Group, Inc. 2007 Equity and Incentive Plan (the “Plan”), effective as of June 11, 2012, to increase the number of shares of the Company’s Common Stock authorized for issuance under the Plan by 3,500,000 shares, from 12,500,000 to 16,000,000.  In addition, under a separate proposal, the stockholders of the Company re-approved the material terms of the performance goals for performance-based awards under the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Plan set forth as Annex A to the Company’s 2012 proxy statement, as filed with the Securities and Exchange Commission on April 17, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, the following matters were submitted to a vote of stockholders and the voting results were as follows:

(1)
Election of Directors: The ten nominees named in the Company’s 2012 proxy statement were elected to serve a one-year term expiring in 2013 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Nelson	84,907,866	3,409,796	167,850	10,027,783
Alun Cathcart	87,714,915	600,565	170,032	10,027,783
Mary C. Choksi	87,487,917	820,318	177,277	10,027,783
Leonard S. Coleman	83,295,145	5,013,698	176,669	10,027,783
Martin L. Edelman	86,263,091	2,047,471	174,950	10,027,783
John D. Hardy, Jr.	87,728,180	587,974	169,358	10,027,783
Lynn Krominga	87,455,449	849,069	180,994	10,027,783
Eduardo G. Mestre	87,720,160	589,538	175,814	10,027,783
F. Robert Salerno	86,501,228	1,816,200	168,084	10,027,783
Stender E. Sweeney	87,487,135	829,177	169,200	10,027,783

(2)
Ratification of Appointment of Independent Registered Accounting Firm:  The appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for fiscal year 2012 was ratified as follows:

Votes For	Votes Against	Abstain
95,666,297	2,745,752	101,246

(3)
Advisory Approval of the Compensation of our Named Executive Officers:  The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2012 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
83,938,517	4,000,044	546,951	10,027,783

(4)
Approval of the Avis Budget Group, Inc. 2007 Equity and Incentive Plan, as Amended and Restated:  The Company’s shareholders approved the Company’s 2007 Equity and Incentive Plan, as amended and restated, to increase by 3,500,000 the number of shares authorized for issuance under such plan, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,753,929	20,018,050	3,713,533	10,027,783

(5)
Re-approval of the Performance Goals under the Avis Budget Group, Inc. 2007 Equity and Incentive Plan:  The Company’s shareholders re-approved the performance goals under the Avis Budget Group, Inc. 2007 Equity and Incentive Plan, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
85,936,370	2,433,746	115,396	10,027,783

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description
10.1	Avis Budget Group, Inc. Amended and Restated 2007 Equity and Incentive Plan (Incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A dated April 17, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President and Corporate Secretary

Date: June 14, 2012

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated June 14, 2012 (June 11, 2012)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Avis Budget Group, Inc. Amended and Restated 2007 Equity and Incentive Plan (Incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A dated April 17, 2012).